UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 11, 2019

Enstar Group Limited
(Exact name of registrant as specified in its charter)

Bermuda	001-33289	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box HM 2267, Windsor Place, 3rd Floor 22 Queen Street, Hamilton HM JX Bermuda	N/A
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (441) 292-3645

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Ordinary shares, par value $1.00 per share	ESGR	The NASDAQ Stock Market LLC
Depositary Shares, Each Representing a 1/1,000th Interest in a 7.00% Fixed-to-Floating Rate Perpetual Non-Cumulative Preferred Share, Series D, Par Value $1.00 Per Share	ESGRP	The NASDAQ Stock Market LLC
Depositary Shares, Each Representing a 1/1,000th Interest in a 7.00% Perpetual Non-Cumulative Preferred Share, Series E, Par Value $1.00 Per Share	ESGRO	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On June 11, 2019, Enstar Group Limited (the “Company”) appointed Myron Hendry to its Board of Directors as a Class II director, effective July 1, 2019. Mr. Hendry's appointment was recommended to the Board of Directors by our Nominating and Governance Committee, which is comprised entirely of independent directors.
Mr. Hendry, age 70, most recently served as Executive Vice President and Chief Platform Officer of XL Catlin from 2009 to 2018. He also served as Director on the XL India Business Services Private Limited Board. And he was the Chairman of the XL Catlin Corporate Crisis Committee responsible for Disaster Recovery and Business Continuity.
The Board of Directors has determined that Mr. Hendry is independent as defined by Nasdaq Marketplace Rule 5605(a)(2). He will serve on the Nominating and Governance Committee and the Risk Committee.
As a non-employee director, Mr. Hendry will be eligible to participate in the Company’s Deferred Compensation and Ordinary Share Plan for Non-Employee Directors, which is described in our Proxy Statement (filed with the U.S. Securities and Exchange Commission on April 26, 2019) under the heading, “Director Compensation – Deferred Compensation Plan.”
Mr. Hendry is expected to enter into an indemnification agreement with the Company on the same terms as the indemnification agreements executed with each of the Company’s other current directors. These terms are described in the Proxy Statement under the heading, “Certain Relationships and Related Transactions—Indemnification of Directors and Officers; Directors Indemnity Agreements.”
Item 5.07. Submission of Matters to a Vote of Security Holders.
(a) As noted above, the Company held its Annual Meeting on June 11, 2019.
(b) At the Annual Meeting, the shareholders voted on the following five proposals and cast their votes as described below.
1. Proposal No. 1: Election of Class I Directors. The individuals listed below were elected to serve a term expiring at the annual general meeting of shareholders in 2019. There were a total of 1,276,142 broker non-votes with respect to each nominee.

Director	For	Against	Abstain
Robert J. Campbell	14,053,067	251,798	2,358
Jie Liu	13,755,550	527,068	24,605
Paul J. O’Shea	13,793,223	510,742	3,258

2. Proposal No. 2: Advisory vote to approve executive compensation. This proposal was approved. There were a total of 1,276,142 broker non-votes on this proposal.

For	Against	Abstain
12,190,050	2,111,219	5,954

3. Proposal No. 3: Ratification of the selection of KPMG Audit Limited to act as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019 and authorization of the Board of Directors, acting through the Audit Committee, to approve the fees for the independent registered public accounting firm. This proposal was approved. There were no broker non-votes on this proposal.

For	Against	Abstain
15,527,479	34,864	21,022

4. Proposal No. 4: Vote to approve the amendment of our Bye-Laws to remove the voting cutback. There were a total of 1,276,142 broker non-votes on this proposal.

For	Against	Abstain
14,281,166	12,396	13,661

5. Proposal No. 5: Vote to approve the amendment of our Bye-Laws to remove to remove subsidiary voting. There were a total of 1,276,142 broker non-votes on this proposal.

For	Against	Abstain
14,283,373	9,353	14,497

6. Proposal No. 6: Vote to approve the amendment of our Bye-Laws for general updates. There were a total of 1,276,142 broker non-votes on this proposal.

For	Against	Abstain
14,283,245	9,600	14,378

7. Proposal No. 7: Election of subsidiary directors identified in Proposal No. 7 of the Company’s Proxy Statement. All of the individual subsidiary director nominees listed below received the same total number of votes; these vote totals are provided in the table that follows. The Company’s Board of Directors will cause its corporate representative or proxy to vote the shares it holds in its subsidiaries in the same proportion as the votes received at this Annual Meeting. There were a total of 1,276,142 broker non-votes on this proposal.

For	Against	Abstain
14,267,194	9,321	30,708

Subsidiary Director Nominees
7.1 AG Australia Holdings Limited
Nominees:
Brett Henry
Sandra O'Sullivan
Elaine Shukri-Goodman

7.2 Alopuc Limited
Nominees:
Richard Harries
James Lee
Brendan Merriman

7.3 Alpha Insurance SA
Nominees:
David Atkins
Gregg Delforge
David Matthys
Brendan Merriman
Marie-Claire Pletinckx
Kim Torbeyns
Darren S. Truman
Serge Wibaut

7.4 Arden Reinsurance Company Ltd.
Nominees:
Fabian Bishop
Elizabeth DaSilva
Daniel Lovett
John Thompson
Theo Wilkes

7.5 Arena SA
Nominees:
Eddy van den Bosch
Kim Torbeyns
Gregg Delforge

7.6 Atrium Risk Management Services (British Columbia) Ltd.
Nominees:
Lee Greenway
Peter Hargrave
Richard Harries
James Lee

7.7 Atrium Risk Management Services (Washington) Ltd.
Nominees:
Lee Greenway
Peter Hargrave
Richard Harries
James Lee

7.8 Belmont Run-Off Limited
Nominees:
David Atkins
Brendan Merriman
Derek Reid

7.9 Brake Systems, Inc.
Nominees:
Joseph A. Stancati
Vicki L. Stringham

7.10 BWDAC, Inc.
Nominees:
Joseph A. Stancati
Vicki L. Stringham

7.11 Cavell Holdings Limited
Nominees:
Siobhan Hextall
Brendan Merriman
Derek Reid

7.12 Chatsworth Limited
Nominees:
Jonathan Bell
Elizabeth DaSilva
Duncan Scott

7.13 Clarendon National Insurance Company
Nominees:
Paul Brockman
John A. Dore
Anna Hajek
Jennifer Miu
Teresa Reali
Robert Redpath
Michael Sheehan
Richard Seelinger

7.14 Copper Coast Funds ICAV
Nominees:
Orla Gregory
Siobhan Hextall
Barry McConville
Brendan Merriman
Patrick O’Sullivan

7.15 CP Product, LLC
Nominees:
Joseph A. Stancati
Vicki L. Stringham

7.16 Cranmore (UK) Limited
Nominees:
Desmond Allen
David Atkins
David Ellis
Adam Grange
Shaun Holden
Brendan Merriman
Steven Norrington
S. Guy Olofson
Paul Watkin

7.17 Cranmore (US) Inc.
Nominees:
Paul Brockman
Steven Norrington
Chase Young

7.18 Cranmore Asia Pte Limited
Nominees:
Garred Clements
Steven Norrington
Sandra O’Sullivan

7.19 Cranmore Australia Pty Limited
Nominees:
Steven Norrington
Sandra O’Sullivan
Elaine Shukri-Goodman

7.20 Cranmore Europe BVBA
Nominees:
Phillip Cooper
Gregg Delforge
Simon Storvik-Green
Steven Norrington
Jason Shortt
Kim Torbeyns

7.21 Cranmore Insurance & Reinsurance Services Europe Limited
Nominees:
David Ellis
Steven Norrington
Jason Shortt

7.22 DCo LLC
Nominees:
Paul Brockman
Jennifer Miu
Thomas Nichols
Robert Redpath
Joseph A. Stancati

Vicki L. Stringham

7.23 DLCM NO. 1 Limited
Nominees:
Siobhan Hextall
Brendan Merriman
Derek Reid

7.24 DLCM NO. 2 Limited
Nominees:
Siobhan Hextall
Brendan Merriman
Derek Reid

7.25 DLCM NO. 3 Limited
Nominees:
Siobhan Hextall
Brendan Merriman
Derek Reid

7.26 East Point Reinsurance Company of Hong Kong Limited
Nominees:
Sandra O’Sullivan
Siobhan Hextall

7.27 EFMG LLC
Nominees:
Joseph A. Stancati
Vicki L. Stringham

7.28 Enstar (EU) Finance Limited
Nominees:
Siobhan Hextall
Shaun Holden
Brendan Merriman
Derek Reid

7.29 Enstar (EU) Holdings Limited
Nominees:
David Grisley
Shaun Holden
Brendan Merriman

7.30 Enstar (EU) Limited
Nominees:
David Atkins
David Hackett
Shaun Holden
Michael Lynagh
Brendan Merriman
David Message
Derek Reid
Darren S. Truman

7.31 Enstar (US Asia-Pac) Holdings Limited
Nominees:
Siobhan Hextall
Brendan Merriman
Derek Reid

7.32 Enstar (US) Inc.
Nominees:
Paul Brockman
Jennifer Miu
Steven Norrington
Robert Redpath
Richard Seelinger
R. Lincoln Trimble Jr.

7.33 Enstar Acquisitions Limited
Nominees:
Siobhan Hextall
Brendan Merriman
Derek Reid

7.34 Enstar Asia Pacific Pty Ltd
Nominees:
Brett Henry
Sandra O’Sullivan
Elaine Shukri-Goodman

7.35 Enstar Australia Holdings Pty Limited
Nominees:
David Atkins
Bruce Bollom
Robin Low
Brendan Merriman
Gary Potts

7.36 Enstar Australia Limited
Nominees:
Brett Henry
Sandra O’Sullivan
Elaine Shukri-Goodman

7.37 Enstar Financial Services, Inc.
Nominees:
Paul Brockman
Jennifer Miu

7.38 Enstar Holdings (US) LLC
Nominees:
Paul Brockman
Jennifer Miu
Steven Norrington
Robert Redpath
Richard Seelinger

R. Lincoln Trimble Jr.

7.39 Enstar Insurance Management Services Ireland Limited
Nominees:
Sinead Coffey
Orla Gregory
Siobhan Hextall
Brendan Merriman

7.40 Enstar Limited
Nominees:
Guy Bowker
Elizabeth DaSilva
Karen Esdale
Orla Gregory
Paul O’Shea
Jamie Saunders
Duncan Scott

7.41 Enstar Malta Limited
Nominees:
David Atkins
Siobhan Hextall
Brendan Merriman
Darren S. Truman

7.42 Enstar USA, Inc.
Nominees:
Paul Brockman
Jennifer Miu

7.43 EPE, Inc.
Nominees:
Joseph A. Stancati
Vicki L. Stringham

7.44 Fitzwilliam Insurance Limited
Nominees:
Guy Bowker
Karen Esdale
Orla Gregory
Robin Mehta
Duncan Scott

7.45 Flight Operations, Inc.
Nominees:
Joseph A. Stancati
Vicki L. Stringham

7.46 Friction Inc.
Nominees:
Joseph A. Stancati
Vicki L. Stringham

7.47 Friction Materials, Inc.
Nominees:
Joseph A. Stancati
Vicki L. Stringham

7.48 Global Legal Acquisition L.P.
Nominees:
Jonathan Bell
Elizabeth DaSilva
Duncan Scott

7.49 Gordian Runoff Limited
Nominees:
David Atkins
Bruce Bollom
Robin Low
Brendan Merriman
Gary Potts

7.50 Goshawk Dedicated Limited
Nominees:
Siobhan Hextall
Brendan Merriman
Derek Reid

7.51 Goshawk Insurance Holdings Limited
Nominees:
Siobhan Hextall
Brendan Merriman
Derek Reid

7.52 Guillamene Holdings Limited
Nominees:
Brendan Merriman

7.53 Harper Holding, Sà r.l.
Nominees:
John Cassin

7.54 Harper Insurance Limited
Nominees:
Guy Bowker
Karen Esdale
Orla Gregory
Paul O’Shea
Duncan Scott

7.55 Hong Kong Reinsurance Company Limited
Nominees:
Siobhan Hextall
Sandra O’Sullivan

7.56 Inter-Ocean Reinsurance (Ireland) Limited
Nominees:
Orla Gregory
Kevin O’Connor

7.57 KaylaRe Holdings Ltd.
Nominees:
Paul Bohus
Guy Bowker
Orla Gregory
Duncan Scott

7.58 KaylaRe Ltd.
Nominees:
Paul Bohus
Elizabeth DaSilva
Daniel Lovett
John Thompson
Theo Wilkes

7.59 Kenmare Holdings Ltd.
Nominees:
Guy Bowker
Karen Esdale
Orla Gregory
Duncan Scott

7.60 Kinsale Brokers Limited
Nominees:
David Atkins
Shaun Holden
Brendan Merriman

7.61 Laguna Life Holdings S.à r.l.
Nominees:
Guy Bowker
John Cassin

7.62 Lipe Corporation
Nominees:
Joseph A. Stancati
Vicki L. Stringham

7.63 Maiden Reinsurance North America, Inc.
Nominees:
Paul Brockman
Louis Dimopoulos
Sharon Fletcher
Jennifer Miu
Steven Norrington
Teresa Reali
Robert Redpath
Richard Seelinger
Michael Sheehan

7.64 Mercantile Indemnity Company Limited
Nominees:
David Atkins
Christopher Forbes
Brendan Merriman
Karl Murphy
Jeremy Riley
Darren S. Truman
Steven Western

7.65 Midland Brake, Inc.
Nominees:
Joseph A. Stancati
Vicki L. Stringham

7.66 North Bay Holdings Limited
Nominees:
Darran Baird
Guy Bowker
James Carey
Orla Gregory
Paul O'Shea

7.67 Northshore Holdings Limited
Nominees:
Darran Baird
Guy Bowker
James Carey
Orla Gregory
Paul O’Shea

7.68 Paladin Managed Care Services, Inc.
Nominees:
Paul Brockman
Jeffrey D. Miller
Steven Norrington
Richard Seelinger

7.69 Pavonia Life Insurance Company of New York
Nominees:
Paul Brockman
John A. Dore
Ann Lagomarsino
Jennifer Miu
Daniel O’Brien
Robert Redpath
Richard Seelinger
Philip Toohey

7.70 Prattville Mfg., Inc.
Nominees:
Joseph A. Stancati

Vicki L. Stringham

7.71 Providence Washington Insurance Company
Nominees:
Paul Brockman
Jennifer Miu
Teresa Reali
Robert Redpath
Richard Seelinger

7.72 Regis Agencies Limited
Nominees:
Siobhan Hextall
Brendan Merriman

7.73 Reinz Wisconsin Gasket LLC
Nominees:
Joseph A. Stancati
Vicki L. Stringham

7.74 River Thames Insurance Company Limited
Nominees:
David Atkins
Christopher Forbes
Brendan Merriman
Karl Murphy
Jeremy Riley
Ann Slade
Darren S. Truman

7.75 Rombalds Run-Off Limited
Nominees:
David Atkins
Gary Griffiths
Max Lewis
Brendan Merriman
Steven Western

7.76 SGL No.1 Limited
Nominees:
James Lee
Brendan Merriman

7.77 SGL No.3 Limited
Nominees:
Siobhan Hextall
Brendan Merriman

7.78 Shelbourne Group Limited
Nominees:
Siobhan Hextall
Brendan Merriman
Darren S. Truman

7.79 StarStone Bermuda Intermediaries Ltd.
Nominees:
Jonathan Bell
Steven Brown
Duncan Scott

7.80 StarStone Corporate Capital 1 Limited
Nominees:
Alexandra Cliff
Rachel Delhaise

7.81 StarStone Corporate Capital 2 Limited
Nominees:
Alexandra Cliff
Clare Traxler

7.82 StarStone Corporate Capital Limited
Nominees:
Alexandra Cliff

7.83 StarStone Finance Limited
Nominees:
Alexandra Cliff
David Message

7.84 StarStone Insurance Bermuda Limited
Nominees:
Guy Bowker
Karen Esdale
Orla Gregory
Walker Rainey
Duncan Scott

7.85 StarStone Insurance SE
Nominees:
Michael Handler
Donat Marxer
Ian Poynton

7.86 StarStone Insurance Services Limited
Nominees:
Samantha Gabbidon
Udo Pickartz
Simon Schnorr
Benjamin Wilson

7.87 StarStone National Insurance Company
Nominees:
Paul Brockman
Nancy Hammer
Jennifer Miu
Robert Redpath
Richard Seelinger

Mark Sioma
R. Lincoln Trimble Jr.

7.88 StarStone Specialty Holdings Limited
Nominees:
Darran Baird
Guy Bowker
James Carey
Alexandra Cliff
Orla Gregory
John Henderickson
David Message
Paul O’Shea
Walker Rainey
Chris Rash
John Shettle
R. Lincoln Trimble Jr.

7.89 StarStone Specialty Insurance Company
Nominees:
Paul Brockman
Nancy Hammer
Jennifer Miu
Robert Redpath
Richard Seelinger
Mark Sioma
R. Lincoln Trimble Jr.

7.90 StarStone Specialty Insurance Company - Escritório de Representaҫão no Brasil Ltda.
Nominees:
Oscar Lolato

7.91 StarStone Underwriting Australia Pty Ltd
Nominees:
Robin Barham
Sandra O’Sullivan
Udo Pickartz

7.92 StarStone Underwriting Limited
Nominees:
Andrew Agnew
Colm Barrett
Alexandra Cliff
Rachel Delhaise
Ewen Gilmour
George Maina
Darren S. Truman
Simon Urry
John Wardrop

7.93 StarStone Underwriting Services B.V.
Nominees:
Caroline Barendregt

Rachel Delhaise
Samantha Gabbidon
Udo Pickartz
Jaap Gispen

7.94 StarStone US Holdings, Inc.
Nominees:
Nancy Hammer
Steven Norrington
Mark Sioma
R. Lincoln Trimble Jr.

7.95 StarStone US Intermediaries, Inc.
Nominees:
Nancy Hammer
Steven Norrington
Mark Sioma
R. Lincoln Trimble Jr.

7.96 StarStone US Services, Inc.
Nominees:
Nancy Hammer
Steven Norrington
R. Lincoln Trimble Jr.

7.97 Torus Business Solutions Private Ltd.
Nominees:
Gaurav Kapoor
Mark Kern
Theo Wilkes

7.98 United Brake Systems Inc.
Nominees:
Joseph A. Stancati
Vicki L. Stringham

7.99 Vander Haeghen & Co SA
Nominees:
Gregg Delforge
Kim Torbeyns

7.100 Yosemite Insurance Company
Nominees:
Paul Brockman
Jennifer Miu
Teresa Reali
Robert Redpath
Richard Seelinger

Item 9.01. Financial Statements and Exhibits
Exhibits

Exhibit No.	Description

3.1	Fifth Amended and Restated Bye-Laws of Enstar Group Limited

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENSTAR GROUP LIMITED

Date: June 13, 2019	By:	/s/ Guy Bowker
Guy Bowker
Chief Financial Officer